SECURITIES AND EXCHANGE COMMISSION
                                               WASHINGTON, DC 20549



                                                     FORM 8-K

                                                  CURRENT REPORT
                                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                                            SECURITIES AND EXCHANGE ACT


       Date of report (Date of earliest event reported):September 28, 2001
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                        DIGITAL CREATIVE DEVELOPMENT CORPORATION
                        ----------------------------------------
                  (Exact Name of Registrant as Specified in Charter)


Utah                                0-22315                   34-1413104
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(State or Other Jurisdiction     (Commission             (IRS Employer
   of Incorporation)             File Number)            Identification No.)

67 Irving Place North, New York, New York                           10003
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(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code:   (212) 387-7700
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Item 4.  Changes in Registrant's Certifying Accountant.

         Effective September 28, 2001, the Company engaged Goldstein Golub Kessler & Company, P.C. as its independent accountants following the dismissal of the Company's former independent accountants, Davis Monk & Company. The change of independent accountants was approved by the Board of Directors of the Company.

         During the Company's last two fiscal years there were no disagreements between the Company and its former independent accountants on any matters relating to accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the former independent accountants, would have caused them to make reference to the subject matter of the disagreement in their report.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits:

     16.1 Letter regarding change in certifying public accountant. (To be filed by amendment).


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


October 2, 2001                     DIGITAL CREATIVE DEVELOPMENT
                                    CORPORATION.

                                    By: /s/Vincent De Lorenzo
                                        -----------------------------------
                                        Vincent De Lorenzo














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